FIST1 P3 12/18

SUPPLEMENT DATED DECEMBER 17, 2018

TO THE PROSPECTUS DATED MARCH 1, 2018

OF FRANKLIN BALANCED FUND

(a series of Franklin INVESTORS SECURITIES TRUST)

The prospectus is amended as follows:

I.  The Board of Trustees recently approved a proposal to reposition the Franklin Balanced Fund (the “Fund”) to be effective on or about March 1, 2019. Among other things, the repositioning will involve changing the name of the Fund to the “Franklin Managed Income Fund” and modifying the investment goal of the Fund to the following:

“The Fund's investment goal is to maximize income to support monthly distributions, while maintaining the prospects for capital appreciation.”

In addition, the repositioning also will result in: (1) a change in the Fund’s primary benchmark index from the S&P 500® Index to the Bloomberg Barclays U.S. Aggregate Bond Index; (2) the addition of a managed distribution strategy for the Fund that will provide shareholders with a level monthly distribution payout targeted between 2.75% and 6.25% per year (depending on class); and (3) a reduction in the Fund’s management fee so that the Fund will pay the investment manager fees according to the following fee schedule:0.620% of the value of its net assets up to and including $250 million;

•         0.595% of the value of its net assets over $250 million up to and including $500 million;

•         0.570% of the value of its net assets over $500 million up to and including $1 billion;

•         0.545% of the value of its net assets over $1 billion up to and including $2.5 billion;

•         0.520% of the value of its net assets over $2.5 billion up to and including $5 billion;

•         0.495% of the value of its net assets over $5 billion up to and including $10 billion;

•         0.470% of the value of its net assets over $10 billion up to and including $15 billion;

•         0.445% of the value of its net assets over $15 billion up to and including $20 billion; and

•         0.420% of the value of its net assets over $20 billion.

II.  The sixth paragraph in the “Fund Details – Principal Investment Policies and Practices” section for the Franklin Balanced Fund is deleted in its entirety.

Please keep this supplement with your prospectus for future reference.

FIST1 SA3 12/18

SUPPLEMENT DATED DECEMBER 17, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2018

OF FRANKLIN BALANCED FUND

(a series of Franklin INVESTORS SECURITIES TRUST)

The statement of additional information (SAI) is amended as follows:

I.  The Board of Trustees recently approved a proposal to reposition the Franklin Balanced Fund (the “Fund”) to be effective on or about March 1, 2019. Among other things, the repositioning will involve changing the name of the Fund to the “Franklin Managed Income Fund” and modifying the investment goal of the Fund to the following:

The Fund's investment goal is to maximize income to support monthly distributions, while maintaining the prospects for capital appreciation.

In addition, the repositioning also will result in a reduction of the Fund’s management fee so that the Fund will pay the investment manager fees according to the following fee schedule:

•     0.620% of the value of its net assets up to and including $250 million;

•     0.595% of the value of its net assets over $250 million up to and including $500 million;

•     0.570% of the value of its net assets over $500 million up to and including $1 billion;

•     0.545% of the value of its net assets over $1 billion up to and including $2.5 billion;

•     0.520% of the value of its net assets over $2.5 billion up to and including $5 billion;

•     0.495% of the value of its net assets over $5 billion up to and including $10 billion;

•     0.470% of the value of its net assets over $10 billion up to and including $15 billion;

•     0.445% of the value of its net assets over $15 billion up to and including $20 billion; and

•     0.420% of the value of its net assets over $20 billion.

II.  The following replaces the introduction and bullet points under the “Goals, Strategies and Risks – Additional Strategies – Balanced Fund” heading in the SAI:

The Fund may invest, buy, sell or engage in:

•         credit-related derivatives and complex securities, including single name and index credit default swaps and options thereon, fixed income total return swaps, credit-linked notes and collateralized debt obligations

•         currency derivatives, including currency forwards, currency futures, currency swaps and put and call options on currencies

•         equity-related derivatives and complex securities, including call and put options on equity securities (including ETFs) and indices, futures on equity securities and indices and options on equity index futures, equity total return swaps, equity-linked notes and options on indices that measure stock volatility

•         interest rate derivatives, including interest rate swaps and options thereon, interest rate/bond futures and options thereon, and inflation index swaps

•         up to 10% of its total assets in lower rated, fixed-income (non-convertible) securities (those rated BB or lower by S&P® or Ba or lower by Moody’s) and unrated securities of comparable quality that the manager believes possess intrinsic values in excess of the current market prices of those securities.

•         mortgage securities and asset-backed securities, including adjustable rate mortgage securities (ARMS), collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), multi-class pass-throughs, mortgage dollar rolls, reverse mortgages, stripped mortgage-backed securities and net interest margin securities

•         income-producing floating interest rate corporate loans

•         municipal securities

•         when-issued transactions

•         restricted securities

•         short selling

•         foreign securities, including up to 30% of its net assets in securities of foreign issuers directly in foreign markets so long as, in the manager’s judgment, an established public trading market exists (although it currently intends to limit all foreign securities investments to 25%)

•         lending portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan

•         other investment companies, including closed-end funds and exchange-traded funds

Please keep this supplement with your SAI for future reference.